FORM 8-K

        UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549


                            FORM 8-K
                         CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF
                              1934


                        September 8, 2000
        (Date of Report, date of earliest event reported)


                       Stage Stores, Inc.
     (Exact name of registrant as specified in its charter)


             Commission file number 001-14035



           DELAWARE                         76-0407711
(State or other jurisdiction of          (I.R.S. Employer
incorporation or organization)         Identifications No.)

  10201 Main Street, Houston,                 77025
             Texas                          (Zip Code)
(Address of principal executive
           offices)


                         (713) 667-5601
      (Registrant's telephone number, including area code)


                         Not Applicable
     (Former name or address, if changed since last report)


ITEM 5.  Other Events.

     A press release regarding the Company announcing that the U.S. Bankruptcy Court for the Southern District of Texas approved the Company's request to extend the exclusivity period until March 31, 2001 was issued by the Company on September 25, 2000 and is attached hereto as Exhibit 99.1.

      Richard Jolosky, who had been a member of the Board of Directors since March 1997, resigned from the Board effective September 8, 2000 for personal reasons.

ITEM 7.  Financial Statements and Exhibits.

     (a)  Financial statements of business acquired.

       Not applicable.

     (b)  Pro forma financial information.

       Not applicable.

     (c)  Exhibits.

       99.1 Press release dated September 25, 2000 issued by the Company.




                            SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                        STAGE STORES, INC.

September 25, 2000                      /s/ Charles M. Sledge
 (Date)                                 Charles M. Sledge
                                        Senior VP Finance,
                                        Treasurer and Secretary